UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2022
________________________________________________________
Element Solutions Inc
________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272		37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

500 East Broward Boulevard,		Suite 1860	33394
Fort Lauderdale,	Florida		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 6 to Credit Agreement
On November 15, 2022 (the "Effective Date"), Element Solutions Inc (the "Company"), MacDermid, Incorporated ("MacDermid," and together with the Company, the "Borrowers"), certain subsidiaries of the Borrowers, Citibank, N.A. ("Citi"), as administrative agent and collateral agent, and the several lenders party thereto entered into an amendment (“Amendment No. 6”) to its existing Credit Agreement, dated as of January 31, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Effective Date, the "Credit Agreement").
Amendment No. 6 provided for (i) a revolving credit facility in an aggregate principal amount of $375 million (the "New Revolving Credit Facility"), which replaced the $330 million revolving credit facility in effect immediately prior to the Effective Date (the "Initial Revolving Credit Facility"), and (ii) amended interest rates applicable to borrowings under the New Revolving Credit Facility (as described below). Pursuant to Amendment No. 6, the New Revolving Credit Facility will mature on November 15, 2027. The New Revolving Credit Facility also increased the letter of credit sublimit from $100 million to $115 million. There was no drawdown on the New Revolving Credit Facility on the Effective Date.
Borrowings under the New Revolving Credit Facility will bear the interest rate per annum applicable to the type of loan selected by the Company, plus an applicable spread (described below). If a Term SOFR loan, EURIBO rate loan or RFR loan (each, as defined in the Credit Agreement) is selected, the interest rate will be a Secured Overnight Financing Rate ("SOFR"), EURIBO or RFR rate, as applicable (each, as defined in the Credit Agreement), subject to a rate floor of 0. If a base rate loan is selected, the interest rate will be the highest of (i) the federal funds rate plus 0.50%, (ii) a prime rate, and (iii) the SOFR rate for a one-month interest period, plus 1.00%.
The applicable spread will be adjusted over time and by reference to the Company's first lien net leverage ratio. From the Effective Date to March 31, 2023, the applicable rate per annum will be (a) 1.75% for Term SOFR loans, EURIBO rate loans or RFR loans and (b) 0.75% for base rate loans. At any time thereafter, the spread will vary based on the Company's first lien net leverage ratio and range from (a) 1.50% to 2.00% per year for Term SOFR loans, EURIBO rate loans or RFR loans and (b) 0.50% to 1.00% per year for base rate loans. In addition, the Borrowers will pay a commitment fee on any undrawn portion of the New Revolving Credit Facility, ranging from 0.20% to 0.25% per annum depending on the Company’s first lien net leverage ratio.
Immediately prior to the Effective Date, Barclays Bank PLC resigned as administrative agent and collateral agent and appointed Citi as the successor administrative agent and collateral agent under the Credit Agreement. In addition, on October 4, 2022, the Borrowers had entered into a certain Amendment No. 5 to Credit Agreement ("Amendment No. 5"), which implemented forward-looking rates based on SOFR in lieu of London Interbank Offered Rate ("LIBOR"). As a result of Amendment No. 5, the Company's outstanding term loans under the Credit Agreement, as amended (the "Term Loans"), bear interest at a per annum rate based on an adjusted one-month SOFR, plus a spread of 2.00%. The appointment of Citi and the non-material amendments provided by Amendment No. 5 are reflected in the Credit Agreement, as amended by Amendment No. 6.
Except as set forth in Amendment No. 5 and Amendment No. 6, the New Revolving Credit Facility has identical terms as the Initial Revolving Credit Facility and is otherwise subject to the provisions of the Credit Agreement.
The foregoing descriptions of Amendment No. 6 and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of Amendment No. 6, which is attached hereto as Exhibit 10.1, and the Credit Agreement, dated as of January 31, 2019, filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 5, 2019, as amended by Amendments No. 1, 3 and 4, which are included herewith as Exhibits 10.3, 10.4 and 10.5, respectively, and which are all incorporated herein by reference. Neither Amendment No. 5, as described above, nor Amendment No. 2, which addressed minor typographical revisions, was a material amendment.
Amendments to Cross-currency Swaps
On October 24, 2022, the Company amended its existing cross-currency swaps (the "Swaps") with certain banks included in the Credit Agreement syndicate (the "Hedge Counterparties") to effectively swap to a fixed rate the one-month Term SOFR interest rate applicable to the Term Loans pursuant to Amendment No. 5. The Swaps, which are governed by ISDA Master Agreements with each of the Hedge Counterparties, enable the Company to effectively convert the Term Loans, a U.S. dollar denominated debt obligation, into fixed-rate euro-denominated debt.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are filed and furnished herewith:

Exhibit Number	Description
10.1
Amendment No. 6 and Joinder to Credit Agreement, dated November 15, 2022, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Citibank, N.A., as administrative agent and collateral agent. Annexes, other than Annex I, schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Amendment No. 6 and Annex I, as filed, identify such annexes, schedules and exhibits as well as the general nature of their contents. The Company agrees to furnish a copy of any omitted attachment to the Securities and Exchange commission on a confidential basis upon request.

10.2
Credit Agreement, dated as of January 31, 2019, by and among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 5, 2019, and incorporated herein by reference)

10.3
Amendment No.1 to Credit Agreement, dated November 26, 2019, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 3, 2019, and incorporated herein by reference)

10.4
Amendment No. 3 to Credit Agreement, dated September 1, 2021, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 1, 2021, and incorporated herein by reference)

10.5
Amendment No.4 to Credit Agreement, dated December 17, 2021, among, inter alios, the Company, MacDermid, the subsidiaries of the Company from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative and collateral agent (filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed on February 22, 2023, and incorporated herein by reference)

10.6
Pledge and Security Agreement, dated as of January 31, 2019, among the Company, MacDermid and the subsidiaries of the Company from time to time parties thereto in favor of Barclays Bank PLC, as collateral agent (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 5, 2019, and incorporated herein by reference)

104	Cover Page Interactive Data File (formatted as Inline XBRL)(furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC
(Registrant)
November 15, 2022	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary